UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2023

Wellings Real Estate Income Fund

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-56432	88-6163167
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14805 Forest Road, Suite 203

Forest, VA 24551

(Address of principal executive offices)

800-844-2188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Departure of Director; Election of Directors

On October 3, 2023, Nathan D. Goad notified Wellings Real Estate Income Fund (the “Company”) of his resignation as the member of the Board of Trustees by signed written instrument. The Company unanimously approved of the resignation via written consent. On October 3, 2023, upon a vacancy of the Board of Trustees pursuant to Nathan D. Goad’s resignation, the Company appointed Aaron B. Moatz as a member of the Board of Trustees by written consent signed by a majority of trustees. The Board of Trustees determined Aaron B. Moatz as being qualified for the role of Trustee as described in Articles II and III of the Company’s Declaration of Trust, and as being disinterested under the Investment Company act of 1940.

Mr. Moatz has 20 years of experience in the capital markets and securities industry and has a proven track record of managing and scaling large portfolios. He worked for three years at Susquehanna International Group in a proprietary trading group, managing a market-neutral portfolio of stocks. After Susquehanna, Mr. Moatz spent 12 years at Citadel LLC, where he was a partner of the firm in the Global Equities division. At Citadel, he focused on technology and service-related equities and managed a portfolio within a team that deployed several billion dollars of capital. After Citadel, Mr. Moatz was a co-founding partner at Woodline Partners when it launched in 2019. Woodline Partners is a market-neutral hedge fund that currently manages over $7 billion in assets. At the beginning of 2023, Mr. Moatz transitioned to start a multi-family office with a focus on investing in uncorrelated and alternative investments. He previously served on the Leadership Council of Tipping Point Community, a nonprofit organization in San Francisco. Mr. Moatz will serve as the Chairman of the Audit Committee and as a member of the Investment Committee for Wellings Real Estate Income Fund. He holds a B.A. from Middlebury College, where he majored in Economics, and currently resides in Aspen, CO. Mr. Moatz is 45 years old.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2023

Wellings Real Estate Income Fund

/s/ Paul T. Moore
Paul T. Moore
Chief Executive Officer